UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2017

ACXIOM CORPORATION (Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)
0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8190, 601 E. Third Street, Little Rock, Arkansas	72203-8190
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.02                      Results of Operations and Financial Condition

On January 31, 2017, Acxiom Corporation (the "Company") issued a press release announcing the results of its financial performance for its third quarter ended December 31, 2016. The Company will hold a conference call at 4:00 p.m. CT today to discuss this information further. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(d)            Exhibits

Exhibit Number	Description
99.1	Press Release of the Company dated January 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 31, 2017

ACXIOM CORPORATION

By:            /s/ Jerry C. Jones
Name:            Jerry C. Jones
Title:	Chief Ethics and Legal Officer & Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated January 31, 2017